UNITED STATES

SECURITIES AND EXCHANGE

COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 9, 2024

WESTERN ACQUISITION VENTURES CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-42124	86-3720717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 Broadway, 12th Floor New York, NY	10004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 740-0710

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of common stock and one redeemable warrant	WAVSU	The NASDAQ Stock Market LLC
Common stock, par value $0.001 per share	WAVS	The NASDAQ Stock Market LLC
Redeemable warrants, each exercisable for a share of common stock at an exercise price of $11.50 per share	WAVSW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

After the approval by its stockholders of the Sixth Amendment (the “Charter Amendment”) to the Second Amended and Restated Certificate of Incorporation of Western Acquisition Ventures Corp. (“Western”) on October 9, 2024, Western filed on the Charter Amendment with the Delaware Secretary of State on October 9, 2024. The Charter Amendment extends the date by which the Company has to consummate a business combination from October 11, 2024 to January 11, 2025.

ITEM 5.07 Submission of Matters to a Vote of Security Holders

On October 9, 2024, Western held a virtual special meeting of stockholders (the “Special Meeting”) to vote on the proposals identified in the Proxy Statement for the Special Meeting. There were a total of 3,497,472 shares of the Company’s common stock eligible to vote at the Special Meeting. A total of 3,365,698 shares of the Company’s common stock were represented at the Special Meeting either in person or by proxy. At the Special Meeting, the Company’s stockholders voted on the following matters and cast their votes as described below.

Proposal 1 - A proposal to amend the Company’s Certificate of Incorporation, to extend the date by which the Company has to consummate a business combination, such extension for an additional three (3)-month period, from October 11, 2024 through and including January 11, 2025 (such date actually extended being referred to as the “Extended Termination Date”).

FOR	AGAINST	ABSTAIN	NON-VOTES
3,364,473	1,225	0	0

Proposal 2 - A proposal to amend the Company’s investment management trust agreement, dated as of January 11, 2022, as amended, by and between the Company and Equiniti Trust Company, LLC allowing the Company to extend the Extended Termination Date by depositing into the Trust Account $100.

FOR	AGAINST	ABSTAIN	NON-VOTES
3,364,473	1,225	0	0

Proposal 3 - A proposal to direct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the foregoing proposals.

FOR	AGAINST	ABSTAIN	NON-VOTES
3,364,473	1,225	0	0

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Sixth Amendment to Second Amended and Restated Certificate of Incorporation, dated October 9, 2024
10.1	Form of Amendment to the Investment Management Trust Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN ACQUISITION VENTURES CORP.

Date: October 10, 2024	By:	/s/ James P McCormick
James P. McCormick, President and CEO